Exhibit 99.1


                                                SELIGMAN NEW TECHNOLOGIES FUND I
                                                                   Symbol: XSTFX

                                         Fund Fact Sheet as of December 31, 2001

Fund Objective

The Fund seeks long-term capital appreciation by exploring opportunities and investing in companies that will bring us tomorrow's technologies, including private companies typically not available to the general public.

Inception Date: July 27, 1999

Per-Share Net Asset Value as of 12/31/01: $12.11

Average Annual Returns

                                      Without            With
                                   Sales Charges     Sales Charges

1 Year                                (50.85)%          (52.32)%
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Since Inception                       (17.61)           (18.64)
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Market Overview

As we expected, fundamentals have not yet returned in a meaningful way for technology companies, and we believe spending on technology in the first half of 2002 will continue to be anemic. We are seeing, however, some early signs of recovery. The current economic slowdown has caused a backlog of pending or potential projects at many companies. In fact, in a recent survey of CIOs, more than three-quarters indicated that they plan to begin new infrastructure and application projects in 2002.* We believe the floor has been set in this market, and that sequential improvements to revenue growth and margins should be seen throughout 2002. We think that meaningful demand recovery is in place for the second half of the year, and the structured discounting process in the marketplace is already beginning to unfold. Near-term, we will continue to seek to take advantage of buying opportunities in the public markets to upgrade the portfolio. We believe the Fund's private holdings will benefit once we see 1) the resurgence of a healthy and constructive public technology market, and 2) a more open capital market, and thus a return to more typical IPO and M&A activity. We believe both of these scenarios should fall into place sometime in the second half of this year.


* Source: Morgan Stanley CIO Survey Series, 12/4/01

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For the periods  ended  12/31/01.  Past  performance  is no  guarantee of future
results.   Return  figures  assume  the   reinvestment   of  all  dividends  and
distributions. Returns are calculated without and with the effect of the initial 3% maximum sales charge. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. In addition, an investment in the Fund involves investment risks, including the possible loss of principal.

Seligman New Technologies Fund I is closed to new investment. Seligman New Technologies Fund I currently has no assets available for new venture capital investments. This material is not an offer, or a solicitation of an offer, to purchase any securities or other financial instruments, and may not be so construed. The views and opinions expressed are those of J. & W. Seligman & Co. Incorporated, are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

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Fund Holdings

as a percentage of net assets

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]


                    Cash/Short-Term Securities         2.1%
                    Venture Capital                   39.2%
                    Public Companies                  58.7%


Venture Capital Top Sectors

                                              Percent of Net Assets

 Biometric Software                                   14.1%
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 Internet and New Media                               12.5
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 Digital Consumer Electronics                          6.9
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 Broadband and Fiber Optics                            3.5
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 Wireless Communications
    and Computing                                      1.2
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Public Top Sectors

                                              Percent of Net Assets

 Media                                                13.0%
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 Communications Equipment                              9.8
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 Telecommunications Services                           9.1
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 Semiconductor Equipment
    and Products                                       6.6
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 Software                                              6.0
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Top Public Holdings

American Tower
Telecommunications Services
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Crown Castle International
Telecommunications Services
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Charter Communications
Media
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Peregrine Systems
Software
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Loudcloud
Internet Software and Services
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Ericsson
Communications Equipment
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Cisco Systems
Communications Equipment
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Amdocs
Commercial Services and Supplies
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Symbol Technologies
Electronics Equipment and Instruments
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12 Technologies
Software
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Top Venture Capital Holdings

GMP Companies
Biometric Software
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Gateway Learning
Internet and New Media
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Geographic Network Affiliates International
Broadband and Fiber Optics
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Access Data
Internet and New Media
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Coventor
Digital Consumer Electronics
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Bernard Technologies
Internet and New Media
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LifeMasters Supported SelfCare
Digital Consumer Electronics
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Global Commerce Systems
Internet and New Media
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iBiquity Digital
Digital Consumer Electronics
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The Petroleum Place
Digital Consumer Electronics
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      The Fund is actively managed and its holdings are subject to change.

The Fund invests primarily in the stock of technology companies, including private companies typically not available to the general public. This venture capital investing is highly speculative. Additionally, technology stocks may be subject to increased government regulation and offer limited liquidity. Investments concentrated in one economic sector, such as technology, may be subject to greater price fluctuations than a portfolio of diversified investments. The stocks of smaller companies may be subject to above-average market price fluctuations. Please consult the Fund's prospectus for more information about risk.

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EQNTF8 12/01                              Distributed by Seligman Advisors, Inc.